OPPENHEIMER EQUITY INCOME FUND
                 Supplement dated July 10, 1998 to the
                   Prospectus dated December 22, 1997

This Supplement to the Prospectus replaces the Supplement dated May 15, 1998 and changes the Prospectus as follows:

1. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

      (1) If you invest $1 million or more ($500,000 or more for purchases "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 32) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The section entitled "Futures" on page 18 is replaced with the following:

      o Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as Stock Index Futures), (2) interest rates (Interest Rate Futures) (3) foreign currency (Foreign Currency Futures), (4) other securities indexes (Financial Futures), and (5) commodities (Commodities Futures). Foreign Currency Futures are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. There are special risks associated with foreign currency options such as a possible lack of liquidity an increased volatility because of currency exchange rates. More information on Futures is included in the Statement of Additional Information including a discussion of the potential risks which may be involved in investing in Futures.

3. The first line directly below the graph on page 26 is modified to read as follows:

      Average Annual Total Return of Class C Shares of the Fund at 08/31/97(2)

4. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 27 is modified to read as follows:

      If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

                                                                  [over]



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5. The first  sub-paragraph of the section entitled "Buying Class A Shares-Class
A Contingent Deferred Sales Charge" on page 32 is modified to read as follows:

            o Purchases by a Retirement Plan qualified under section 401(a) or 401(k) of the Internal Revenue Code if the Retirement Plan has total plan assets of $500,000 or more;

6. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 33 are modified to read as follows:

            If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998.)

7. The second sentence of the last paragraph of the section entitled "Buying Class A Shares- Class A Contingent Deferred Sales Charge" on page 33 is modified to read as follows:

      However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998.)

8. The paragraph entitled "Special Arrangements With Dealers" on page 33 is hereby deleted.

9. The following sub-paragraphs under the heading "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" of the section entitled "Waivers of Class A Sales Charges" on page 36 are deleted:

            o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

            o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);







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10. The  following  paragraph is added on page 42 directly  below the  paragraph titled, "Shareholder Transactions by Fax:"

      OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.


























July 10, 1998                                                 PS0300.013